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                                                                  EXHIBIT 23.2
                                                                  ------------


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 7, 2000 on the financial statements of MindSpring Enterprises, Inc. included in EarthLink, Inc.'s Form 8-K dated July 7, 2000 and Form 10-K for the year ended December 31, 1999 in the Registration Statement on Form S-3.



/s/ ARTHUR ANDERSEN LLP



Atlanta, Georgia
November 13, 2000